Exhibit 10.1

                THIRD AMENDMENT TO AMENDED AND RESTATED FINANCING
                             AGREEMENT AND GUARANTY

     THIRD AMENDMENT TO AMENDED AND RESTATED FINANCING AGREEMENT AND GUARANTY dated as of December 29, 1997 ("Third Amendment") among DEVLIEG BULLARD, INC. (the Borrower"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC"), BNY FINANCIAL CORPORATION ("BNYFC") (each of CITBC and BNYFC referred to as a "Lender" and collectively, the "Lenders") and THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Lenders Agent").

     PRELIMINARY STATEMENT. Reference is made to the Amended and Restated Financing and Security Agreement dated as of January 17, 1997 among the Borrower, CITBC, each other lender which may thereafter execute and deliver an instrument of assignment under the Financing Agreement pursuant to Section 9(18) (each a "Lender" and collectively, the "Lenders") and the Lenders Agent, as amended by a First Amendment to Amended and Restated Financing and Security Agreement dated as of April 1, 1997 and as further amended by a Second Amendment to Amended and Restated Financing and Security Agreement dated as of September 17, 1997 (as it may be further amended, supplemented or modified from time to time, the "Financing Agreement"). Any term used in this Third Amendment and not otherwise defined in this Third Amendment shall have the meaning assigned such term in the Financing Agreement.

     Each of the parties hereto has agreed to amend the Financing Agreement as hereinafter set forth.

     SECTION 1. Amendments to Financing Agreement. The financing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

     (a) The definition of "Availability" included in Section 1 "Definitions" is amended in full to read as follows:

          Availability shall mean at any time the excess, as determined by Lenders Agent based upon the most recently delivered Weekly Availability Report of (A) the sum of a) Eligible Accounts Receivable multiplied by the percentage provided for in clause (b)(i) of the third sentence of Section 3(1)(a) of this Financing Agreement plus b) Eligible Unbilled Accounts Receivable multiplied by the percentage provided for In clause (b)(ii) of the third sentence of Section 3(1)((a) of this Financing Agreement but not to exceed the limitation set forth therein, plus c) Eligible Inventory multiplied by the percentage provided for in clause (b)(iii) of the third sentence of Section 3(1)(a) of this Financing Agreement but not to exceed the limitation set forth therein, over (B) the

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     Sum of y) the  outstanding  aggregate  amount of all Revolving Loans of the
     Borrower plus z) the maximum amount drawable under the Letters of Credit of the Borrower and the maximum amount guaranteed under the guaranties of CITBC issued pursuant to the Letter of Guaranty Agreement.

     (b) Each of the following definitions will be added to Section 1 "Definitions" in proper alphabetical order:

          Eligible Unbilled Accounts Receivable shall mean the then current amount of the Borrower's Unbilled Accounts Receivable where in the case of each Unbilled Accounts Receivable at least sixty-five percent (65%) of the work required to complete the manufacture of the machine upon which such Unbilled Accounts Receivable is based is completed, less any Unbilled Accounts Receivable that either are not acceptable to the Required Lenders in the exercise of their reasonable business judgment, less any Unbilled Account Receivable that upon completion of the sale of the particular machine creating the Unbilled Account Receivable such sale will not, for any reason, result in the creation of an Eligible Account Receivable and less any Unbilled Account Receivable where for any reason the Borrower will be unable to complete the manufacture and delivery of the machine creating such Unbilled Account Receivable in accordance with the terms of the purchase order for such machine.

          Unbilled Account Receivable means, once at least twenty-five percent (25%) of the work required to complete the manufacture of a machine subject to a specific purchase order for such machine has been completed, an amount equal to the gross account receivable that will be generated upon completion of such particular machine multiplied by a fraction the numerator of which is a percentage (expressed as a decimal) equal to the percentage of work that has been completed on such machine at the time of determining such Unbilled Account Receivable and the denominator of which is one, less any offsetting account or liability.

          (c) The third sentence of Section 3(1)(a) of "Revolving Loans" is amended in full to read as follows:

     Such loans and advances shall be in amounts up to the lesser of (a) $30,000,000 less the aggregate face amount of all outstanding Letters of Credit Guaranties or (b) the sum of the following less the aggregate face amount of all outstanding Letters of Credit Guaranties (i) eighty-five percent (85%) of the outstanding Eligible Accounts Receivable of the Borrower, plus (ii) forty percent (40%) of the Existing Eligible Unbilled Accounts Receivable, provided, however, that the amount calculated pursuant to this clause (ii) shall not exceed $3,000,000 at any time, plus (iii) fifty percent (50%) of the aggregate value of Eligible Inventory of the Borrower, provided, however, that the amount calculated pursuant to this clause (iii) shall not exceed $20,000,000 at any time.

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     SECTION 2. Conditions of  Effectiveness.  This Third Amendment shall become effective as of the date on which each of the following conditions have been fulfilled:

          (1) This Third Amendment. The Borrower, CITBC, BNYFC and Lenders Agent shall each have executed and delivered this Third Amendment;

          (2) Officer's Certificate. The following statement shall be true and Lenders Agent shall have received a certificate signed by a duly authorized officer of Borrower dated the date hereof stating that, after giving effect to this Third Amendment and the transactions contemplated hereby;

               (a) The representations and warranties contained in the Financing Agreement and each of the other Loan Documents are correct on and as to the Date hereof as though made on and as of such date; and

               (b)  No  Default  or  Event  of  Default  has   occurred  and  is
          continuing; and

          (3)   Additional   Documentation.   CITBC  shall  receive  such  other
     approvals, opinions or documents as CITBC may reasonably request.

     SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended hereby.

     (b)The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of CITBC under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Financing Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

     SECTION 4. Costs, Expenses and Taxes. The Borrower agrees to reimburse CITBC on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for CITBC) incurred by CITBC in connection with the preparation, reproduction, execution and delivery of the Third Amendment and any instruments and documents to be delivered hereunder. In addition, the Borrower shall be obligated to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Third Amendment and the other instruments and documents to be delivered hereunder, and agree to save CITBC harmless from and against any and all liabilities with respect or resulting from any delay in paying or omission to pay such taxes or fees.

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     SECTION 5.  Governing  Law. This Third  Amendment  shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

     SECTION 7. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Third Amendment by signing any such counterpart.


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     IN WITNESS WHEREOF,  the parties hereto have caused this Third Amendment bo be duly executed as of the day and year first above written.


                                      DeVLIEG-BULLARD, INC.,
                                         as Borrower


                                      By /s/ L. M. Murray
                                         ---------------------------------
                                          Name
                                          Title


                                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Lender


                                      By /s/ Edward Hirshfield
                                         ---------------------------------
                                            Name  Edward Hirshfield
                                            Title  Assistant Secretary


                                      BNY FINANCIAL CORPORATION,
                                        As Lender


                                      By  /s/ Anthony P. Vassallo
                                         ---------------------------------
                                            Name  Anthony P. Vassallo
                                            Title  Assistant Vice President


                                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Lenders Agent


                                      By
                                         ---------------------------------
                                        Name
                                        Title